Rule 497(d)

                                     FT 716

                   Preferred Income Portfolio, Series 12

               Supplement to the Prospectus dated March 19, 2003


         Notwithstanding anything to the contrary in the Prospectus, all shares of Sears Roebuck Acceptance, 7.40%, Due 02/01/2043 have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

November 17, 2003